24. Deferred revenues	12 Months Ended
Dec. 31, 2020
Deferred Revenue
Deferred revenues
24.	Deferred revenues

The Group received amounts from business partners on exclusivity in the intermediation of additional or extended warranty services, and the subsidiary Sendas received amounts for the rental of back lights for exhibition of products from certain suppliers at its stores.

	2020	2019

Deferred revenue in relation to sale of real estate property	8	10
Additional or extended warranties	12	16
Services rendering agreement - Allpark	8	9
Revenue from credit card operators and banks	80	84
Back lights	-	142
Gift Card	131	99
Others	77	31
	316	391

Current	297	365
Non-current	19	26